EXHIBIT 10.18

                                 LOCK-UP LETTER

     In order to induce Securac Corp., a Nevada corporation ("Securac") to proceed with preparing and filing a resale registration statement (the "Registration Statement") under the Securities Act of 1933 (the "Securities Act") covering resale of shares of common stock:

(1) issued to the former owners of Securac Inc. in connection with the share exchange transaction consummated with that company in October 2004 (the "RTO"); and

(2) otherwise issued by Securac pursuant to separate transactions and deemed "restricted securities" within the meaning of Rule 144 under the Securities Act,

(the shares of common stock identified in the preceding clauses (1) and (2) being referred to collectively herein as "New Stock"), the undersigned stockholder hereby consents to certain transfer restrictions with regard to the disposition of such New Stock. The undersigned will not, for a period of eighteen (18) months following the effective date of the Registration Statement (the "Effective Date"), directly or indirectly, issue, offer, agree or offer to sell, sell, make short sales of, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of, whether pursuant to Rule 144 under the Securities Act or otherwise (collectively, "Transfer"), any shares of New Stock owned by the undersigned, or any options, rights, warrants or other securities convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for such shares of New Stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

Notwithstanding  the  above,

(1) (a) from and after the Effective Date, the undersigned shall be entitled to sell in ordinary brokerage transactions up to 25% of the New Stock owned by the undersigned on the date hereof, provided such sales are made at a gross selling price at least equal to US $1.00,

(b) from and after the 6-month anniversary of the Effective Date, the undersigned shall be entitled to sell in ordinary brokerage transactions up to an additional 25% of the New Stock owned by the undersigned on the date hereof free from any selling price restrictions,

(c) from and after the 12-month anniversary of the Effective Date, the undersigned shall be entitled to sell in ordinary brokerage transactions up to an additional 25% of the New Stock owned by the undersigned on the date hereof free from any selling price restrictions, and

(2)     no  restrictions  shall  apply  to:

(a) a Transfer as a gift or gifts, or to trusts for the benefit of family members of the undersigned, provided that prior to such Transfer, the transferee agrees in writing to be bound by this Lock-Up Letter, or by will or the laws of descent and distribution, provided that prior to such Transfer transferee agrees in writing to be bound by this Lock-Up Letter, or

(b) a Transfer made with the prior written consent of Securac, which consent may be withheld for any reason or for no reason in the absolute discretion of Securac.

The undersigned's agreement hereunder will not apply if, for any reason, the Registration Statement is not declared effective by June 30, 2005.

In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of Securac's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned. The undersigned also agrees to execute such agreements as Securac requests relating to the subject matter of this Lock-Up Letter that are consistent with the terms hereof.

Dated: ________________________,  2005.

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Name  of  Entity  (if  applicable)

X
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Authorized  Signatory

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Print  Name  of  Signatory

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Telephone  Number          Social  Security/Tax  ID  Number(s)

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Facsimile  Number                                    Set  Forth  Address  Below:

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Print  Number  of  Shares  of  New  Stock  Owned

                                                                October 14, 2005

Securac  Corp.
2500,  520  -  5th  Avenue  SW
Calgary,  AB  T2P  3R7
Facsimile:     403-234-0301

Ladies  and  Gentlemen:

Re:     Lock-Up  Reinstatement
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Reference  is  made  to the lock-up letter (the "Lock-Up Letter") by and between the undersigned and Securac Corp. (the "Company"). As you know, the undersigned's commitment under the Lock-Up Letter expired on June 30, 2005, since the contemplated resale registration statement was not filed and declared effective by the US Securities and Exchange Commission by that date.

You have informed us that you are seeking additional financing and intend to file a resale registration covering securities issued or issuable in that financing, as well as securities owned by the undersigned. As a condition to that financing, you have informed us that prospective investors have requested that the lock-up letters previously executed by shareholders be reinstated. As such, in order to induce further investment in the Company and the filing of the contemplated registration statement, the undersigned agrees that the terms of the Lock-Up Letter are hereby reinstated, with full force and effect from and after the date hereof, provided that that the June 30, 2005 date referenced in the Lock-Up Letter is hereby changed to February 15, 2006, although we expect to be effective well before such date. Except as modified hereby, the terms of the Lock-Up Letter shall remain unchanged.

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Name  of  Entity  (if  applicable)
X                                  X
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Signature  of  Subscriber          Signature  of  Joint  Subscriber,  if  any

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Print  Name  of  Subscriber        Print  Name  of  Joint  Subscriber,  if any